Exhibit 10.2

SEVENTH AMENDMENT
TO
LOAN AND SECURITY AGREEMENT
This Seventh Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of July 29, 2015, by and between Silicon Valley Bank (“Bank”) and The Rubicon Project, Inc., a Delaware corporation (“Borrower”) whose address is 12181 Bluff Creek Drive, Playa Vista, CA 90094.
RECITALS
A.Bank, Borrower and Sitescout Corporation, a Washington corporation, Rubicon-FAN, Inc., a Delaware corporation, Strategic Data Corp., a Delaware corporation, and Mobsmith, Inc., a Delaware corporation (collectively, the “Merged Subsidiaries”), have entered into that certain Loan and Security Agreement dated as of September 27, 2011 (as the same has been and may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”). Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.
B.Pursuant to a corporate restructuring as permitted under Section 7.3 of the Loan Agreement, the Merged Subsidiaries have been merged with and into Borrower (the “Restructuring”). Further, Borrower has previously formed Rubicon Project Hopper, Inc., a Delaware corporation (“Hopper”), Rubicon Project Unlatch, Inc., a Delaware corporation (“Unlatch”), Rubicon Project Turing, Inc., a Delaware corporation (“Turing”), Rubicon Project Edison, Inc., a Delaware corporation (“Edison”), Advertisement Automation Accelerator, LLC, a Delaware limited liability company (“AAA”), Rubicon Project Bell, Inc., a Delaware corporation (“Bell”), and Rubicon Project Curie, Inc., a Delaware corporation (“Curie” and together with Hopper, Unlatch, Turing, Edison, AAA and Bell each, a “New Borrower” and collectively, the “New Borrowers”) as wholly-owned Subsidiaries of Borrower.
C.Borrower has requested that Bank amend the Loan Agreement to (i) reflect the new corporate structure of Borrower, including making the New Borrowers co-borrowers thereunder, and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein.
D.Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

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1.Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.
2.Amendments to Loan Agreement.
2.1    Section 6.2 (Financial Statements, Reports, Certificates). Clauses (a), (b), (d), and (f) of Section 6.2 are amended in their entirety and replaced with the following:
(a)    a Transaction Report (and any schedules related thereto) (i) at the time of each request for an Advance, and (ii)(A) if any amounts are outstanding under the Revolving Line and (1) a Streamline Period is in effect, then within twenty (20) days after the end of each month, or (2) a Streamline Period is not in effect, then weekly, or (B) if no amounts are outstanding under the Revolving Line, then quarterly within five (5) days after the filing of each 10-Q or 10-K of Borrower with the SEC, provided that Borrower shall not be required to deliver a Transaction Report for April, May, June, July, August, September, October, November and December 2014, and January, February, March, April, May and June 2015;
(b)    (i) accounts receivable agings, aged by invoice date, reconciliations of accounts receivable agings, transaction reports and general ledger (A) if any amounts are outstanding under the Revolving Line and (1) a Streamline Period is in effect, then within twenty (20) days after the end of each month or (2) a Streamline Period is not in effect, then weekly and with each request for an Advance, or (B) if no amounts are outstanding under the Revolving Line, then within five (5) days after the filing of each 10-Q or 10-K of Borrower with the SEC; and (ii) accounts payable agings, aged by invoice date, and outstanding or held check registers, if any, (A) if any amounts are outstanding under the Revolving Line, then within twenty (20) days after the end of each month, or (B) if no amounts are outstanding under the Revolving Line, then quarterly within five (5) days after the filing of each 10-Q or 10-K of Borrower with the SEC, provided that Borrower shall not be required to deliver the reports described in this Section 6.2(b) for April, May, June, July, August, September, October, November and December 2014, and January, February, March, April, May and June 2015;
(d)    together with the Monthly Financial Statements or the delivery of each 10-Q or 10-K of Borrower to Bank (as applicable), a duly completed Compliance Certificate signed by a Responsible Officer, certifying that as of the end of such month or quarter (as applicable), Borrower was in full compliance with all of the terms and conditions of this Agreement, and setting forth calculations showing compliance with the financial covenants set forth in this Agreement and such other information as Bank shall reasonably request, including, without limitation, a statement that at the end of such month or quarter (as applicable) there were no held checks, (i) if any amounts are outstanding under the Revolving Line, then within thirty (30) days after the last day of each month, or (ii) if no amounts are outstanding under the Revolving Line, then quarterly within five (5) days after the filing of each 10-Q or 10-K of Borrower with the SEC, provided that Borrower shall not be required to deliver a Compliance Certificate for April, May, June, July, August, September, October, November and December 2014, and January, February, March, April, May and June 2015;

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(f)    [Reserved.]
2.2    Section 6.2 (Financial Statements, Reports, Certificates). Clause (c) of Section 6.2 is hereby amended by adding “if any amounts are outstanding under the Revolving Line” to the beginning of such clause and adding “, provided that Borrower shall not be required to deliver Monthly Financial Statements for April, May, June, July, August, September, October, November and December 2014, and January, February, March, April, May and June 2015” to the end of such clause.
2.3    Section 6.2 (Financial Statements, Reports, Certificates). Clause (g) of Section 6.2 is hereby amended by adding “, including without limitation any 10-Q or 10-K of Borrower filed with the SEC” to the end of such clause.
2.4    Section 6.6 (Access to Collateral; Books and Records). Section 6.6 is amended in its entirety and replaced with the following:
6.6    Access to Collateral; Books and Records. So long as any amounts are outstanding under the Revolving Line, at reasonable times, on three (3) Business Days’ notice (provided no notice is required if an Event of Default has occurred and is continuing), Bank, or its agents, shall have the right to inspect the Collateral and the right to audit and copy Borrower’s Books. The foregoing inspections and audits shall be conducted at Borrower’s expense and no more often than once every twelve (12) months but nothing herein restricts Bank’s right to conduct such audits more frequently if Bank believes in good faith that a Default or Event of Default has occurred. The charge therefor shall be $850 per person per day (or such higher amount as shall represent Bank’s then-current standard charge for the same), plus reasonable out-of-pocket expenses. In the event Borrower and Bank schedule an audit more than ten (10) days in advance, and Borrower cancels or seeks to reschedule the audit with less than ten (10) days written notice to Bank, then (without limiting any of Bank’s rights or remedies), Borrower shall pay Bank a fee of $1,000 plus any out-of-pocket expenses incurred by Bank to compensate Bank for the anticipated costs and expenses of the cancellation or rescheduling. Borrower hereby acknowledges that an audit as described above with results satisfactory to Bank in its sole discretion will be conducted at least thirty (30) days prior to the Funding Date of the first Advance occurring after the Seventh Amendment Date.
2.5    Section 6.14 (Formation or Acquisition of Subsidiaries). A new Section 6.14 is added to the Loan Agreement as follows:
6.14    Formation or Acquisition of Subsidiaries. Notwithstanding and without limiting the negative covenants contained in Sections 7.3 and 7.7 hereof, within thirty (30) days of the date that Borrower forms any direct or indirect Subsidiary or acquires any direct or indirect Subsidiary after the Effective Date, Borrower shall (a) with respect to any such new Subsidiary that is a wholly owned Domestic Subsidiary, cause such new Subsidiary to provide to Bank a joinder to the Loan Agreement to cause such Subsidiary to become a co-borrower hereunder, together with such appropriate financing statements and/or Control Agreements, all in form and substance satisfactory to Bank (including being sufficient to

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grant Bank a first priority Lien (subject to Permitted Liens) in and to the assets of such newly formed or acquired Subsidiary), (b) provide to Bank appropriate certificates and powers and financing statements, pledging all (or sixty-five percent (65%) with respect to any Foreign Subsidiary) of the direct or beneficial ownership interest in such new Subsidiary, in form and substance satisfactory to Bank, and (c) provide to Bank all other documentation in form and substance satisfactory to Bank, including one or more opinions of counsel satisfactory to Bank, which in its opinion is appropriate with respect to the execution and delivery of the applicable documentation referred to above. Any document, agreement, or instrument executed or issued pursuant to this Section 6.14 shall be a Loan Document.
2.6    Section 7.2 (Changes in Business, Management, Ownership of Business Locations). Section 7.2(c) is amended in its entirety and replaced with the following:
(c)    (i) permit or suffer any Change of Control in regard to Parent, or (ii) enter into any transaction or series of related transactions in which any of Rubicon Project Hopper, Inc., Rubicon Project Unlatch, Inc., Rubicon Project Turing, Inc., Rubicon Project Edison, Inc., Advertisement Automation Accelerator, LLC, Rubicon Project Curie, Inc. or Rubicon Project Bell, Inc. ceases to be a wholly-owned Subsidiary of Rubicon Project, except in accordance with Section 7.3 below.
2.7    Section 7.3 (Mergers or Acquisitions). Section 7.3 is amended in its entirety and replaced with the following:
7.3    Mergers or Acquisitions. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person, except for Permitted Acquisitions. A Subsidiary may merge or consolidate into another Subsidiary or into Borrower (if such Subsidiary is also a Borrower hereunder).
2.8    Section 8.2 (Covenant Default). Section 8.2(a) is amended by adding “, 6.14” immediately after the reference to “6.10(c)”.
2.9    Section 10 (Notices). Section 10 is amended by replacing the reference to Borrower’s contact information with the following:

If to Borrower:	c/o The Rubicon Project, Inc. 12181 Bluff Creek Drive, 4th Floor Playa Vista, CA 90094 Attn: Chief Accounting Officer and General Counsel
2.10    Section 12.17 (Removal of Borrowers). A new Section 12.17 is added to the Loan Agreement as follows:
12.17    Removal of Borrowers. Prior to the Seventh Amendment Date, the term “Borrower” in this Agreement included Sitescout Corporation, a Washington corporation, Rubicon-FAN, Inc., a Delaware corporation, Strategic Data Corp., a Delaware corporation,

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and Mobsmith, Inc., a Delaware corporation (collectively, the “Merged Subsidiaries”). As a result of the corporate restructuring of Borrower as permitted under Section 7.3 of this Agreement, the Merged Subsidiaries shall, as of the Seventh Amendment Date, no longer be included as a “Borrower” hereunder.
2.11    Section 12.18 (Borrower Liability). A new Section 12.18 is added to the Loan Agreement as follows:
12.18    Borrower Liability. Any Borrower may, acting singly, request Credit Extensions hereunder.  Each Borrower hereby appoints each other Borrower as agent for the other for all purposes hereunder, including with respect to requesting Credit Extensions hereunder. Each Borrower hereunder shall be jointly and severally obligated to repay all Credit Extensions made hereunder, regardless of which Borrower actually receives said Credit Extension, as if each Borrower hereunder directly received all Credit Extensions.  Each Borrower waives (a) any suretyship defenses available to it under the Code or any other applicable law, including, without limitation, the benefit of California Civil Code Section 2815 permitting revocation as to future transactions and the benefit of California Civil Code Sections 1432, 2809, 2810, 2819, 2839, 2845, 2847, 2848, 2849, 2850, and 2899 and 3433, and (b) any right to require Bank to: (i) proceed against any Borrower or any other person; (ii) proceed against or exhaust any security; or (iii) pursue any other remedy.  Bank may exercise or not exercise any right or remedy it has against any Borrower or any security it holds (including the right to foreclose by judicial or non-judicial sale) without affecting any Borrower’s liability.  Notwithstanding any other provision of this Agreement or other related document, each Borrower irrevocably waives all rights that it may have at law or in equity (including, without limitation, any law subrogating Borrower to the rights of Bank under this Agreement) to seek contribution, indemnification or any other form of reimbursement from any other Borrower, or any other Person now or hereafter primarily or secondarily liable for any of the Obligations, for any payment made by Borrower with respect to the Obligations and all rights that it might have to benefit from, or to participate in, any security for the Obligations as a result of any payment made by Borrower with respect to the Obligations.  Any agreement providing for indemnification, reimbursement or any other arrangement prohibited under this Section shall be null and void.  If any payment is made to a Borrower in contravention of this Section, such Borrower shall hold such payment in trust for Bank and such payment shall be promptly delivered to Bank for application to the Obligations, whether matured or unmatured.
2.12    Section 13 (Definitions). The following terms and their definitions are added to Section 13.1, in appropriate alphabetical order, as follows:
“Change in Control” means any event, transaction, or occurrence as a result of which (a) any “person” (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of Borrower, is or becomes a beneficial owner (within the meaning Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of Borrower, representing fifty percent (50%) or more of the combined voting power of Borrower’s then

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outstanding securities; or (b) during any period of twelve (12) consecutive calendar months, individuals who at the beginning of such period constituted the Board of Directors of Borrower (together with any new directors whose election to the Board of Directors of Borrower was approved by  a vote of the directors then still in office or Borrower’s stockholders, in each case in accordance with the provisions of the Delaware General Corporations Law and Borrower’s bylaws) cease for any reason other than death, retirement, change in principal occupation or disability to constitute a majority of the directors then in office.
“Permitted Acquisition” means any merger or consolidation with any other Person, or the acquisition of all or substantially all of the capital stock or property of another Person that meets the following requirements: (a) Bank shall receive at least thirty (30) days' prior written notice of each such Permitted Acquisition, which notice shall include a reasonably detailed description of the transaction, and such other financial information, financial analysis, documentation or other information relating to such transaction as Bank shall reasonably request; (b) the total consideration for all such transactions, including cash and the value of any non-cash consideration, does not in the aggregate exceed Five Million Dollars ($5,000,000) in any twelve month period; (c) the total cash consideration for all such transactions does not in the aggregate exceed Two Million Dollars ($2,000,000) in any twelve month period; (d) no Event of Default has occurred and is continuing or would exist after giving effect to each such transaction; (e) Borrower is the surviving legal entity; (f) Borrower shall demonstrate compliance, both before and after (on a pro forma basis) giving effect to such transaction, with the terms of this Agreement; (g) the credit risk to Bank, in its sole discretion, shall not be increased as a result of the Permitted Acquisition; (h) such transaction shall only involve assets located in the United States and comprising a business, or those assets of a business, of the type engaged in by Borrower and its Subsidiaries as of the date hereof (or any business reasonably related or ancillary thereto or a reasonable extension thereof, as determined in good faith by the board of directors); (i) such transaction shall be consensual and shall have been approved by the target’s board of directors; and (j) if the target is not merged with and into Borrower then, simultaneously with the closing of the Permitted Acquisition, the target must, if requested by Bank, become a "Borrower" under this Agreement and the other Loan Documents and become subject to all rights and obligations of this Agreement and the other Loan Documents, and must, if requested by Bank, execute and deliver to Bank a joinder agreement acceptable to Bank as well as such other documents and agreements as required by Bank in connection with the target becoming a Borrower and granting a Lien in favor of Bank on the Collateral.
“Rubicon Project” means The Rubicon Project, Inc.
“Seventh Amendment Date” is July 29, 2015.
2.13    Exhibit B (Compliance Certificate). Exhibit B to the Loan Agreement is amended in its entirety and replaced with Exhibit B attached hereto.
2.14    Exhibit D (Notice of Borrowing). Exhibit D to the Loan Agreement is amended in its entirety and replaced with Exhibit D attached hereto.

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2.15    Exhibit E (Notice of Conversion/Continuation). Exhibit E to the Loan Agreement is amended in its entirety and replaced with Exhibit E attached hereto.
3.    Termination of Amended and Restated Cross-Corporate Continuing Guaranty. Effective upon the consummation of the Restructuring, Bank and Borrower hereby agree that that certain Amended and Restated Cross-Corporate Continuing Guaranty dated as of September 14, 2012, executed by Borrower and the Merged Subsidiaries in favor of Bank shall be terminated.
4.    Limitation of Amendments.
4.1    The amendments set forth in Section 2 above and the termination set forth in Section 3 above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.
4.2    This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
5.    Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:
5.1    Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;
5.2    Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
5.3    The organizational documents of Borrower most recently delivered to Bank remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;
5.4    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;
5.5    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment

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or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;
5.6    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and
5.7    This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
6.    Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.
7.    Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
8.    Deliverables.
8.1    Notwithstanding anything in this Amendment or the other Loan Documents to the contrary, within thirty (30) days after the date of this Amendment, Borrower shall (a) cause each New Borrower to provide to Bank a joinder to the Loan Agreement, in substantially the form attached hereto as Schedule 1, to cause such New Borrower to become a co-borrower under the Loan Agreement, together with such appropriate financing statements and/or Control Agreements, and Borrowing Resolutions, all in form and substance satisfactory to Bank (including being sufficient to grant Bank a first priority Lien (subject to Permitted Liens) in and to the assets of such New Borrower), (b) provide to Bank an amendment to the Stock Pledge Agreement dated as of October 3, 2013, by and between Borrower and Bank, in substantially the form attached hereto as Schedule 2, together with appropriate certificates and powers and financing statements, pledging the direct or beneficial ownership interest of Borrower in its Subsidiaries, in form and substance satisfactory to Bank, (c) provide to Bank all other documentation (including but not limited to each New Borrower’s Operating Documents) in form and substance satisfactory to Bank which in its opinion is appropriate with respect to the execution and delivery of the applicable documentation referred to above, and (d) provide to Bank Perfection Certificates for Borrower.
8.2    Any document, agreement, or instrument executed or issued pursuant to this Section 8 shall be deemed to be a “Loan Document” as that term is defined in the Loan Agreement.

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9.    Effectiveness. This Amendment shall be deemed effective upon the due execution and delivery to Bank of this Amendment by each party hereto.
[Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER
Silicon Valley Bank		The Rubicon Project, Inc.
By:	/s/ Victor Le	By:	/s/ Jonathan Feldman
Name:	Victor Le	Name:	Jonathan Feldman
Title:	VP	Title:	Assistant Secretary

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[Signature Page to Seventh Amendment to Loan and Security Agreement]

EXHIBIT B

COMPLIANCE CERTIFICATE

TO: SILICON VALLEY BANK	Date:
FROM: THE RUBICON PROJECT, INC., RUBICON PROJECT HOPPER, INC., RUBICON PROJECT UNLATCH, INC., RUBICON PROJECT TURING, INC., RUBICON PROJECT EDISON, INC., ADVERTISEMENT AUTOMATION ACCELERATOR, LLC, RUBICON PROJECT CURIE, INC. and RUBICON PROJECT BELL, INC.

The undersigned authorized officer of The Rubicon Project, Inc., on behalf of itself and its Subsidiaries (jointly and severally, “Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”): (1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below; (2) there are no Events of Default; (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement; and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

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Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenants	Required	Complies

Monthly financial statements	Monthly within 30 days if any amounts outstanding under the Revolving Line	Yes No
Compliance Certificate	Within 5 days of filing of each 10-Q and 10-K and with monthly financial statements (if applicable)	Yes No
Transaction Reports
With each Advance request and if no amounts outstanding under the Revolving Line, within 5 days of filing of each 10-Q and 10-K, or if any amounts outstanding under the Revolving Line, weekly if not on Streamline; otherwise, Monthly within 20 days
Yes No
A/R Agings and Reconciliations
If no amounts outstanding under the Revolving Line, within 5 days of filing of each 10-Q and 10-K, or if any amounts outstanding under the Revolving Line, weekly and with each Advance request if not on Streamline; otherwise, Monthly within 20 days
Yes No
A/P Agings	If no amounts outstanding under the Revolving Line, within 5 days of filing of each 10-Q and 10-K, or if any amounts outstanding under the Revolving Line, monthly within 20 days	Yes No
Annual Projections	Within 30 days of earlier of (i) approval by Board or (ii) start of FY	Yes No
10‑Q, 10‑K and 8-K	Within 5 days after filing with SEC	Yes No

Financial Covenants	Required	Actual	Complies

Maintain on a Monthly Basis:
Minimum Fixed Charge Coverage Ratio*	1.10:1.00	_____:1.00	Yes No
* Only required during a Triggering Period and the month immediately preceding such Triggering Period.

Streamline Periods/Performance Pricing		Applies
Net Cash ≥ $1.00*	Streamline Period is in effect; Prime + 0.00% or LIBOR + 2.00%	Yes No
Net Cash < $1.00	Streamline Period is not in effect; Prime + 1.50% or LIBOR + 3.50%	Yes No
*If transitioning from not having a Streamline Period in effect to having a Streamline Period in effect, Borrower must maintain Net Cash equal to or greater than One Dollar ($1.00) for three (3) consecutive months prior to such Streamline Period taking effect.

The following financial covenant analysis and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

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Other Matters

Have there been any amendments of or other changes to the Operating Documents of Borrower or any of its Subsidiaries? If yes, provide copies of any such amendments or changes with this Compliance Certificate.
Yes	No

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

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The Rubicon Project, Inc.	BANK USE ONLY

By: ______________________________________	Received by: _____________________ AUTHORIZED SIGNER
Name: ___________________________________	Date: _________________________
Title: ____________________________________	Verified: ________________________ AUTHORIZED SIGNER
Date: _________________________
Compliance Status: Yes No

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Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:    ____________________

I.    Fixed Charge Ratio (Section 6.9(a)) (Only required during a Triggering Period and the month immediately preceding such Triggering Period.)
Required:    1.10:1.00

Actual:        _____:1.00

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A.	Net Income of Borrower during the trailing 12-month period	$ ___
B.	To the extent included in the determination of Net Income
	1. The provision for income taxes	$ ___
	2. Depreciation expense	$ ___
	3. Amortization expense	$ ___
	4. Interest Expense	$ ___
	5. Non-cash stock compensation expense	$ ___
	6. Purchase accounting adjustments	$ ___
$ ___
	7. Non-cash adjustments under ASC 350, 805 and 815	$ ___
$ ___
	8. Other expenses or charges which do not represent a cash item	$ ___
$ ___
	9. Other non-recurring losses or expenses up to $500,000	$ ___
$ ___
	10. Cash paid for income taxes	$ ___
	11. Capital Expenditures (including software)	$ ___
	12. IPO capitalized costs	$ ___
	13. The sum of lines 1 through 9 minus lines 10 through 12	$ ___
C.	Adjusted EBITDA (line A plus line B.13)	$ ___
D.	Interest expenses accrued during trailing 12-month period	$ ___
E.	Principal payments required to be paid during trailing 12-month period	$ ___
F.	Fixed Charges (line D plus line E)	$ ___
G.	Fixed Charge Coverage Ratio (line C divided by line F)	___:1.00

Is line G equal to or greater than 1.10:1:00?

______ No, not in compliance	______ Yes, in compliance

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EXHIBIT D

FORM OF NOTICE OF BORROWING
THE RUBICON PROJECT, INC., RUBICON PROJECT HOPPER, INC., RUBICON PROJECT UNLATCH, INC., RUBICON PROJECT TURING, INC., RUBICON PROJECT EDISON, INC., ADVERTISEMENT AUTOMATION ACCELERATOR, LLC, RUBICON PROJECT CURIE, INC. and RUBICON PROJECT BELL, INC.

Date: ____________________

TO:	SILICON VALLEY BANK
3003 Tasman Drive
Santa Clara, CA 95054
Attention: Victor Le
Email: vle@svb.com

RE:
Loan and Security Agreement dated as of September 27, 2011 (as amended, modified, supplemented or restated from time to time, the “Loan Agreement”), by and between THE RUBICON PROJECT, INC., RUBICON PROJECT HOPPER, INC., RUBICON PROJECT UNLATCH, INC., RUBICON PROJECT TURING, INC., RUBICON PROJECT EDISON, INC., ADVERTISEMENT AUTOMATION ACCELERATOR, LLC, RUBICON PROJECT CURIE, INC. AND RUBICON PROJECT BELL, INC. (individually and collectively, the “Borrower”), and Silicon Valley Bank (the “Bank”)

Ladies and Gentlemen:
The undersigned refers to the Loan Agreement, the terms defined therein and used herein as so defined, and hereby gives you notice irrevocably, pursuant to Section 3.5 of the Loan Agreement, of the borrowing of an Advance.
1.The Funding Date, which shall be a Business Day, of the requested borrowing is _______________.
2.The aggregate amount of the requested Advance is $_____________.
3.The requested Advance shall consist of $___________ of Prime Rate Advances and $ ______ of LIBOR Advances.
4.The duration of the Interest Period for the LIBOR Advances included in the requested Advance shall be __________ months.
The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Advance before and after giving effect thereto, and to the application of the proceeds therefrom, as applicable:
(a)    all representations and warranties of Borrower contained in the Loan Agreement are true, accurate and complete in all material respects as of the date hereof; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those

682789.11

representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date;
(b)    no Event of Default has occurred and is continuing, or would result from such proposed Advance; and
(c)    the requested Advance will not cause the aggregate principal amount of the outstanding Advances to exceed, as of the designated Funding Date, the Revolving Line.

BORROWER	THE RUBICON PROJECT, INC., on behalf of itself and all Borrowers

By: __________________________________
Name: _______________________________
Title: ________________________________
For internal Bank use only

LIBOR Pricing Date	LIBOR	LIBOR Variance	Maturity Date
____%

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EXHIBIT E
FORM OF NOTICE OF CONVERSION/CONTINUATION
THE RUBICON PROJECT, INC., RUBICON PROJECT HOPPER, INC., RUBICON PROJECT UNLATCH, INC., RUBICON PROJECT TURING, INC., RUBICON PROJECT EDISON, INC., ADVERTISEMENT AUTOMATION ACCELERATOR, LLC, RUBICON PROJECT CURIE, INC. and RUBICON PROJECT BELL, INC.

Date: ____________________

TO:	SILICON VALLEY BANK
3003 Tasman Drive
Santa Clara, CA 95054
Attention: Victor Le
Email: vle@svb.com

RE:
Loan and Security Agreement dated as of September 27, 2011 (as amended, modified, supplemented or restated from time to time, the “Loan Agreement”), by and between THE RUBICON PROJECT, INC., RUBICON PROJECT HOPPER, INC., RUBICON PROJECT UNLATCH, INC., RUBICON PROJECT TURING, INC., RUBICON PROJECT EDISON, INC., ADVERTISEMENT AUTOMATION ACCELERATOR, LLC, RUBICON PROJECT CURIE, INC. AND RUBICON PROJECT BELL, INC. (individually and collectively, the “Borrower”), and Silicon Valley Bank (the “Bank”)

Ladies and Gentlemen:
The undersigned refers to the Loan Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 3.6 of the Loan Agreement, of the [conversion] [continuation] of the Advances specified herein, that:
1.    The date of the [conversion] [continuation] is                                            , 20___.
2.    The aggregate amount of the proposed Advances to be [converted] is
$                          or [continued] is $                                  .
3.    The Advances are to be [converted into] [continued as] [LIBOR] [Prime Rate] Advances.
4.    The duration of the Interest Period for the LIBOR Advances included in the [conversion] [continuation] shall be            months.
The undersigned, on behalf of Borrower, hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed [conversion] [continuation], before and after giving effect thereto and to the application of the proceeds therefrom:
(a)    all representations and warranties of Borrower stated in the Loan Agreement are true, accurate and complete in all material respects as of the date hereof; provided, however, that

682789.11

such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date;
(b)    no Event of Default has occurred and is continuing, or would result from such proposed [conversion] [continuation]; and
(c)    the requested [conversion] [continuation] will not cause the aggregate principal amount of the outstanding Advances to exceed, as of the designated Funding Date, the Revolving Line.

BORROWER	THE RUBICON PROJECT, INC., on behalf of itself and all Borrowers

By: __________________________________
Name: _______________________________
Title: ________________________________
For internal Bank use only

LIBOR Pricing Date	LIBOR	LIBOR Variance	Maturity Date
____%

682789.11

SCHEDULE 1

ADDITIONAL BORROWER JOINDER SUPPLEMENT

[See attached.]

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SCHEDULE 2

AMENDMENT TO STOCK PLEDGE AGREEMENT

[See attached.]

682789.11